SUPPLEMENT DATED MAY 31, 2012 TO
                      THE PROSPECTUS DATED MARCH 28, 2012

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 903

               FLAHERTY & CRUMRINE PREFERRED PORTFOLIO, SERIES 28
                              FILE NO. 333-180086

      Notwithstanding anything to the contrary in the Prospectus, shares of Delphi Financial Group, Inc. (ticker: DFP) have been removed from the Trust's portfolio for certain reasons set forth under "Changing Your Portfolio" in the Prospectus.

      The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see the Prospectus for additional information.

                       Please keep for future reference.